Exhibit 10.6

FIRST AMENDMENT TO

EIGHTEENTH Amended and Restated MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO EIGHTEENTH Amended and Restated MASTER LEASE AGREEMENT (“Amendment”) is made effective this 11th day of September, 2015  (the “Amendment Effective Date”) by and between FC‑Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware (“Landlord”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615‑4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A. Landlord and Tenant have previously entered into an Eighteenth Amended and Restated Master Lease Agreement (as may be amended from time to time, the “Lease”) dated as of August 1, 2015.

B. 161 Bakers Ridge Road (“Subtenant”) entered into a Land Exchange Agreement with A/C Properties Limited Liability Company for the exchange of .15 acres of land to which GMA-Madison, Inc. (“Owner”) has consented, effective as of the Amendment Effective Date.

C. Landlord and Tenant desire to amend the Lease as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2.Legal Description.  Exhibit  A‑90 of the Lease is amended to read in its entirety as set forth on Exhibit A‑90 attached hereto and made a part hereof.

3.Affirmation.  Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

4.Binding Effect.  This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

5.Further Modification.  The Lease may be further modified only by writing signed by Landlord and Tenant.

6.Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

7.Consent of Guarantor.  Each Guarantor shall execute the Consent of Guarantor set forth below.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signature /s/ Gabrielle Margrat Print Name: Gabrielle Margrat Signature /s/ Jaclyn R. Starr Print Name: Jaclyn R. Starr	FC-GEN REAL ESTATE, LLC By: Genesis Healthcare Holding Company I, Inc., its sole member By: /s/ Erin C. Ibele Erin C. Ibele, Executive Vice President, Head of Human Capital and Corporate Secretary

Signature /s/ Gabrielle Margrat Print Name: Gabrielle Margrat Signature /s/ Jaclyn R. Starr Print Name: Jaclyn R. Starr

WELLTOWER INC. (formerly known as Health Care REIT,  Inc.)

By: /s/ Erin C. Ibele

Erin C. Ibele, Executive Vice President, Head of Human Capital and Corporate Secretary

(Signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations under the Lease.)

GENESIS OPERATIONS LLC
Signature /s/ Allison Elicier	By: /s/ Michael Sherman
Print Name: Allison Elicier	Michael S. Sherman,
Secretary
Signature /s/ Chris Donato
Print Name: Chris Donato	Tax I.D. No.:26-0787826

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FC-GEN OPERATIONS INVESTMENT, LLC
Signature /s/ Allison Elicier	By: /s/ Michael Sherman
Print Name: Allison Elicier	Michael S. Sherman
Title: Secretary
Signature /s/ Chris Donato
Print Name: Chris Donato	Tax I.D. No.: 27-3237005

EACH SUBTENANT LISTED ON
EXHIBIT C HERETO

Signature /s/ Allison Elicier
Print Name: Allison Elicier	By: /s/ Michael Sherman
Michael S. Sherman,
Signature /s/ Chris Donato	Secretary
Print Name: Chris Donato

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